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                                                                    Exhibit 99.3

                                PROMISSORY NOTE
                                ---------------

$3,750,000.00                                                     March 19, 1999


     FOR VALUE RECEIVED, PHYSICIANS RESOURCE GROUP, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of M.D. SASS CORPORATE
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RESURGENCE PARTNERS, L.P., a Delaware limited partnership ("Lender"), at its
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principal place of business located at 10 New King Street, White Plains, New
York, the principal sum of Three Million Seven Hundred Fifty Thousand and No/100 Dollars ($3,750,000.00), on or before the Maturity Date (as hereinafter defined), together with interest on the unpaid principal balance of this Note from day to day outstanding, as hereinafter provided.

     This Note is secured by the Pledge Agreement (hereinafter defined).

     Section 1.  Definitions.  Any capitalized term used and not otherwise
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defined herein shall have the meaning given such term in the Pledge Agreement.
As used herein the following terms shall have the respective meanings set forth below:

     "Applicable Rate" means a per annum rate of interest equal to twenty
      ---------------
percent (20%).

     "Business Day" means a day other than a Saturday, Sunday or other day on
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which national banks in New York, New York are closed.

     "Loan" means the Loan made by Lender to Borrower evidenced by this Note.
      ----

     "Loan Documents" means this Note, the Pledge Agreement and all other
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documents evidencing, securing or executed in connection with the Loan, and all supplements, modifications, amendments and restatements thereof.

     "Maturity Date" means September 30, 1999.
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     "Pledge Agreement" means that certain Pledge and Security Agreement of even
      ----------------
date herewith, executed by Borrower and certain of its subsidiaries in favor of Lender covering various capital stock and other equity ownership interests of Borrower and certain of Borrower's Subsidiaries, and all supplements, modifications and amendments thereof.

     Section 2.  Interest Rate and Payments.
     ---------   --------------------------

     (a) Commencing on the date of this Note and continuing until the Loan is paid in full, interest on the outstanding principal balance of the Note shall accrue at a rate per annum equal to the the Applicable Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears.

     (b) Commencing on May 1 , 1999, and continuing on the first (1st) day of each successive calendar month thereafter until the Loan is paid in full, Borrower shall pay to Lender all accrued but unpaid interest on this Note.

     (c) The entire unpaid principal balance of this Note, together with all accrued unpaid interest hereon and any other fees or amounts owing hereon, shall be due and payable in full on the Maturity Date.

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     Section 3.  Commitment Fee.  Borrower shall on the date this Note is
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executed pay to Lender in immediately available funds a  commitment fee for the
Loan in the amount of $37,500.00. Borrower and Lender acknowledge and agree that such fee is a bona fide commitment fee paid for Lender's commitment to advance the proceeds of the Loan.

     Section 4.  Representations and Warranties.
     ---------   ------------------------------

          (a)  Capacity.  The Borrower is a corporation duly organized, validly
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existing and in good standing under the laws of the state of its domicile.

          (b)  Authorization.  The execution, delivery and performance of this
               -------------
Note and the other Loan Documents by the Borrower has been duly authorized by all requisite action.

          (c)  Binding Obligations.  This Note is and the other Loan Documents,
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when executed and delivered to Lender, will be, legal, valid and binding upon the Borrower, enforceable in accordance with its respective terms, subject only to principles of equity and laws applicable to creditors generally, including bankruptcy laws.

          (d)  No Conflicting Law or Agreement.  The execution, delivery and
               -------------------------------
performance of this Note and the other Loan Documents by the Borrower does not constitute a breach of or default under, and will not violate or conflict with, any provisions of the corporate charter or other constituent documents of the Borrower.

          (e)  No Consent Required.  The execution, delivery, and performance of
               -------------------
this Note and the other Loan Documents by the Borrower do not requires the consent or approval of or the giving of notice to any person except for those consents which have been duly obtained and arc in full force and effect on the date hereof.

          (f)  Further Assurances.  The Borrower shall promptly cure any defects
               ------------------
in the creation, issuance, or delivery of the Loan Documents. The Borrower at its expense will execute (or cause to be executed) and deliver to Lender upon request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements applicable to it in the Loan Documents, or to evidence further and to describe more fully any Collateral intended as security for the obligations or to correct any omissions in the Loan Documents, or to state more fully the obligations and agreements set out in any of the Loan Documents, or to perfect, protect, or preserve any encumbrances created pursuant to any of the Loan Documents, or to make any recordings, to file any notices, or to obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

     Section 5.  General Provisions.
     ---------   ------------------

     Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day.

     All principal, interest and other sums payable under this Note shall be paid, not later than 2:00 p.m. (Eastern Standard Time) on the day when due, in New York, New York, in immediately available funds in lawful money of the United States of America via wire transfer to the account set forth on the annexed wire instructions. Any payment under this Note or under any other Loan Document other than in the required amount in good, unrestricted U.S. funds immediately available to the holder hereof shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in such funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.

     Borrower shall be entitled to prepay this Note in whole or in part at any time without premium or penalty. All payments made as scheduled on this Note, and any prepayments on this Note (except as provided in Section 12 of the

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Pledge Agreement), shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal.

     The occurrence of any one of the following shall be an "Event of Default":
                                                             ----------------

     (a) Any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; or

     (b) The making of any representation or warranty by Borrower or any of the Subsidiary Pledgors (under and as defined in the Pledge Agreement) in the Loan Documents that was false or incorrect in any material respect when made, which results in a material adverse effect on Borrower and its Subsidiaries taken as a whole; or

     (c) Borrower or any Subsidiary Pledgor shall default in the due performance or observance by it of any term, covenant or agreement in this Note or the Pledge Agreement, and such default shall continue unremedied for a period of ten
(10) days after written notice from Lender thereof to Borrower and the failure to perform will result in a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

Any Event of Default under this Note shall constitute an Event of Default under the Pledge Agreement and any other Loan Document. Upon the occurrence of an Event of Default, the holder hereof shall have the right, at its option, to declare the unpaid principal balance and all accrued unpaid interest on this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

     Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

     If the holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues the holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to holder, in addition to principal and interest, all reasonable costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

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     Borrower and any other party hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; and (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them.

     This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

     Any notice required or which any party desires to give under this Note shall be given and be effective as provided in Section 13 of the Pledge
                                               ----------
Agreement.

     The proceeds of this Note will be used solely for the purpose set forth in
Section 3 of the debenture restructuring agreement between Borrower and Lender, dated March 16, 1999.

     Time shall be of the essence in this Note with respect to Borrower's obligations hereunder.

     AS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION CONTEMPLATED BY THE LOAN DOCUMENTS AND EVIDENCED HEREBY, BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY OF ANY OR ALL ISSUES ARISING IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BETWEEN BORROWER AND LENDER OR THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IN RESPECT OF ANY MATTER ARISING OUT OF, UNDER OR CONNECTED IN ANY MANNER WHATSOEVER WITH THIS NOTE OR THE OTHER LOAN DOCUMENTS.

     THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW. THE PARTIES AGREE THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ANY ISSUE RELATING TO THIS NOTE, ANY OF THE OTHER RELATED DOCUMENTS AND THE TRANSACTIONS TO WHICH THIS NOTE RELATES, INCLUDING THE VALIDITY OR ENFORCEABILITY OF THIS NOTE AND ANY OTHER AGREEMENT RELATING TO THE TRANSACTION OR A PROVISION OF THIS NOTE OR ANY OTHER RELATED AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE TRANSACTIONS TO WHICH THIS NOTE RELATES BEAR A REASONABLE RELATION TO THE STATE OF NEW YORK, AND THAT THE LAWS, OTHER THAN CONFLICT OF LAWS RULES, OF NEW YORK SHALL GOVERN ANY ISSUE REGARDLESS OF WHETHER THE APPLICATION OF THAT LAW IS CONTRARY TO A FUNDAMENTAL OR PUBLIC POLICY OF THE STATE OF TEXAS OR OF ANY OTHER JURISDICTION.


     THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL
     ------------------------------------------------------------------
AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE LOAN AND MAY NOT BE
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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
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OF THE PARTIES.   THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES
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WITH RESPECT TO THE LOAN.
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     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.



                              PHYSICIANS RESOURCE GROUP, INC.,
                              a Delaware corporation


                              By:
                                 ------------------------------------------
                              Name(print):
                                          ---------------------------------
                              Title:
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